Exhibit 10.5

***  Indicates material has been omitted pursuant to a Confidential Treatment Request filed with the Securities and Exchange Commission.  A complete copy of this agreement has been filed separately with the Securities and Exchange Commission

AMENDMENT NO. #04

EFFECTIVE JULY 1, 2010

TO

PROFESSIONAL SERVICES AGREEMENT

FOR

TXU ENERGY’S

2009 iTHERMOSTAT PROGRAM

AN INTERNET BASED LOAD MANAGEMENT SYSTEM

WITH ZIGBEE HOME AREA NETWORK

BY AND BETWEEN

COMVERGE INC.

AND

TXU ENERGY RETAIL COMPANY LLC

DATED APRIL 15, 2009

CONTRACT NO. C 0600559 C

Redacted Agreement

No. C 0600559 C

AMENDMENT NO. #04
The Effective Date of the Amendment is July 1, 2010	EFFECTIVE DATE
This Amendment modifies, alters or changes specific terms and conditions of Contract No. C 0600559 C (the “Agreement”) that exists between the parties hereto. Except as modified in this Amendment or previous amendments, the Agreement will remain in full force and effect.
PURPOSE
The Agreement is modified as follows:	MODIFICATIONS
•  The provisions of the Article titled “INVOICES AND PAYMENT” is modified by deleting the first reference to the term *** and inserting in lieu thereof the term ***.” In addition, the following sentence is added, “Any invoices not paid when due shall bear interest at the rate of *** per month or at the highest rate permitted by law (whichever is less), from the date due until paid and COMPANY shall pay such additional interest rate. In addition, this provision is modified by deleting the attention line on the invoice address “Attn: Patrick James” and inserting in lieu thereof “Attn: Sr. Manager, DSM Program Management.”
INVOICES AND PAYMENT
• The provisions of the Article titled “BACKGROUND CHECKS/DRUG SCREENING” is deleted and replaced with the following:	BACKGROUND CHECKS/DRUG SCREENING
CONTRACTOR will conduct frequent background checks (covering such matters as dictated by COMPANY from time to time, but in no case less than what COMPANY is required to conduct with respect to its own employees under applicable laws and regulations) and drug tests on all CONTRACTOR Agents and applicants. No person shall perform services for COMPANY if such person has a prior felony conviction or if such person tests positively for illegal substances. Background Screening and Drug screening will be in accordance with Attachments 8 and 9.

•  A new additional Statement of Work is incorporated into the Agreement as Attachment 1A “Statement of Work (#2)”, which will supersede and replace certain applicable portions of Attachment 1 (the original Statement of Work), with regard to the purchase of certain CONTRACTOR products and the installation of such products.
STATEMENT OF WORK
• The following attachment are incorporated into the Agreement:	ATTACHMENTS
o Attachment 8. Background Screening o Attachment 9. Drug Screening o Attachment 1A: Statement of Work (#2)

No. C 0600559 C

AMENDMENT NO. #04

The parties have signed this Amendment acknowledging their agreement to its provisions as of the Effective Date.

Comverge Inc.	TXU Energy Retail Company LLC
By: /s/ Ed Myszka Name: Ed Myszka Title: COO Date: 6-17-10	By: /s/ Jim Burke Name: Jim Burke Title: CEO Date: 7-30-10

Attachment 8

BACKGROUND SCREENING:

Criminal history background screening checks shall be performed on each individual prior to their being allowed to work on COMPANY’s account, and on a semi-annual basis thereafter. At each such time, the individual shall be provided a pre-adverse action disclosure notice that includes a copy of the individual’s consumer report and a copy of “A Summary of Your Rights Under the Fair Credit Reporting Act” and should be given ten business days to take action to correct any inaccurate information. Background screening applies to any and all Schedules A, in the aggregate, attached to the Agreement.

Consistent with the requirements of the Fair Credit Reporting Act, after an adverse action is taken based on information from a criminal background check done by a third party, the individual should be provided with (i) an adverse action notice including contact information for any third party reporting agency involved, (ii) a statement that that CONTRACTOR and not the reporting agency made the adverse decision, and (iii) notice of the right to dispute the accuracy of completeness of the information in the report.

Criminal history background checks should include a lifetime country-wide search of public records for federal, state, and county/local misdemeanor and felony convictions, deferred adjudications and probation. Background checks must be conducted by a COMPANY approved third party reporting agency (see attachment for list of approved vendors). Individuals must not be allowed to work on COMPANY’s account if information is reported to CONTRACTOR through the background check process indicating that the individual has failed to disclose or misrepresented information requested at any time about their criminal background history.

Initial background checks will be paid for by CONTRACTOR without reimbursement from COMPANY. Subsequent background checks will be paid for by the COMPANY.

Timing and Number of Background Checks

Three (3) background checks shall be performed before an individual is allowed to work on COMPANY account — national criminal check, state criminal check, and check of Sex Offender Registry. A Social Security Number trace with a validation must be included (trace reveals past and present addresses associated with issuance).

оSame three (3) background checks shall be repeated every six (6) months on all then current individuals working on COMPANY’s account

Background Check Results Criteria

Any felony constituting a violent crime, crime against a person, sexual offense or fraud, regardless of when it occurs, disqualifies an individual. Any other felony committed within the past ten (10) years, or incarceration for a felony within the past ten (10) years, disqualifies an individual. In other words, for these felonies there must be а 10-year lapse in time from the later of (i) the conviction or (ii) the end of any period of incarceration.

The only misdemeanors permitted are the following:

•	Traffic tickets

•	No more than one (1) DUI conviction and it must have occurred at least two years prior to the date of the background check

•	No more than one (1) theft by check under $100 in the last 48 months

•	No drug related convictions of any kind in the last 48 months

For purposes of both felonies and misdemeanors, deferred adjudication or probation will be considered a conviction.

Compensation Reduction

***

***

Note that each individual who is working, or has worked, on COMPANY’s account and is found lacking the proper background check documentation will constitute a separate occurrence.

Files Audit

At any time, COMPANY may randomly review the files of the individuals working, or who have worked, on COMPANY’s account to ensure they include complete background check documentation. If any required information is missing, the individual shall not be allowed to work on COMPANY’s account until all documentation is completed by CONTRACTOR, and CONTRACTOR will be subject to compensation reduction as provided in the section above entitled “Compensation Reduction.” If an individual’s file is not corrected or is not able to be corrected, that individual shall not be allowed to work on COMPANY’s account in any manner.

Approved Vendors

•	Lexis/Nexis: Full background

•	HireRight: Full background

•	PSI, Inc.: Full Background (PSI is located in Dallas. Contact is ***

•	PublicData.com: Supplemental/secondary Checks

Attachment 9

DRUG SCREENING

Pre-employment testing for intoxicants, drugs and narcotics shall be performed on every individual who will be selling COMPANY products. All drug testing conducted will be performed using the Universal Toxicology four part “Non-DOT” Chain of Custody and Request Form with white and blue top page. Drug testing will be completed by an independent third- party organization. Drug screening applies to any and all Schedules A, in the aggregate, attached to the Agreement.

А.Pre-employment Testing

Each individual prior to representing COMPANY will be drug tested for the following substances including:

Marijuana; cocaine; opiates; phencyclidine; amphetamines; barbiturates and benzodiazepine.

Any individual who receives a verified positive test result shall not be allowed to be a sales agent selling COMPANY products.

В.Random testing

In accordance with CONTRACTOR’s policy.

Testing criteria:

А.All drug tests performed will include urinalyses to detect the presence of specific drugs or drug metabolites in a specimen at or above the specified cutoff level.

В.Specimens collected will be analyzed by Department of Health and Human Services (DHHS) certified laboratory to identify the presence of any of the following substances:

Substance	Initial Screen Cutoff Levels (ng/ml)*	Confirmation Screen Cutoff Levels (ng/ml)*
Amphetamines	1,000	500
Cannabinoids (Marijuana)	50	15
Cocaine	300	150
Opiates	2,000	2,000
Phencyclidine	25	25
Barbiturates	300	300
Benzodiazepine	300	300
		*nanograms/milliliter

Drug testing will be paid for by CONTRACTOR without reimbursement from COMPANY.

All specimens will be initially tested using an immunosassay for the above listed substances.  All specimens below the initial screen cutoff levels for all substances will be eliminated from further analysis unless tampering by the individual who rendered the specimen is suspected. All such analysis results will be reported as negative.

Should the initial test indicate the potential presence of one or more of the above referenced substances, at or above the initial screen cutoff level or tampering of the specimen, a confirmatory test will be performed. Gas Chromatography/Mass Spectrometry (GC/MS) will be used to confirm the presence of substances in all specimens. Unless there is a legitimate medical explanation for the positive drug test result, then it shall be considered negative.

Compensation Reduction:

***

***

Note that each sales agent found lacking the proper drug screen documentation will constitute a separate occurrence.

Files Audit:

At any time, COMPANY may randomly review the files of the individuals working, or who have worked, on COMPANY’s account to ensure they include complete drug screening documentation. If any required information is missing, the individual shall not be allowed to work on COMPANY’s account until all documentation is completed by CONTRACTOR, and CONTRACTOR will be subject to compensation reduction as provided in the section above entitled “Compensation Reduction.” If an individual’s file is not corrected or is not able to be corrected, that individual shall not be allowed to work on COMPANY’s account in any manner.

ATTACHMENT 1A
STATEMENT OF WORK (#2)
iTHERMOSTAT INSTALLATION SERVICES
ATTACHMENT 1A

iTHERMOSTAT INSTALLATION SERVICES AND HARDWARE PURCHASES

STATEMENT OF WORK (#2)

OVERVIEW

This Statement of Work (SOW) covers installation services and hardware purchases for the TXU Energy iThermostat program for residential and commercial customers in the ***, and to a lesser extent, certain other mutually agreeable geographic areas. The functions that are included in the installation services and are the obligations of Contractor are detailed below in the Installation Services Scope section. The terms and conditions for the Company purchases of hardware from Contractor are defined in the Hardware Purchases section. TXU Energy’s forecasted installation services for *** (from the month following the execution of this Statement of Work), *** and *** are presented in the Installation Services Needs Forecast section below. The method and key criteria by which Contractor’s performance is measured and compensation is determined by Company are detailed in the Service Level Agreement section. The rates paid for installation services performed by Contractor are shown in the Rate Schedule section. Advanced payment and payment reconciliation processes are outlined in the Payment Schedule section. The Appendices contain iThermostat installation and provisioning procedures; checklist, inspection and survey forms; user manuals and reference guides; HVAC system compatibility guidelines; etc.

I.  INSTALLATION SERVICES SCOPE

General

***

***

***

***

***

***

***

***

***

***

***

***

Scheduling

***

***

***

***

***

***

***

Customer Care

***

***

Inventory

***

***

Pre-Installation Inspection

***

***

***

***

***

Gateway Installation

***

***

***

***

Thermostat Installation

***

***

***

***

Provisioning and Customer Set-Up

***

***

***

***

***

***

***

Field Service Requests and Trouble Tickets

***

***

***

***

***

Product and Installation Warranty Issues

***

***

***

***

***

Reporting

***

***

***

***

***

II.  HARDWARE PURCHASES

***

***

***

***

Programmable Communicating Thermostat (“PCT”)

***

***:

***

***

***

***

***

***

***

***

***

***

IP Gateways

***

IP Gateway Specification:

***

***

***

***

***

***

***

***

Product Forecasts and Purchase Agreement

***

*** - ***Product Forecasts
Year	IP Gateways	PCTs
***	***	***
***	***	***
***	***	***
Total

***.

***:

Minimum “Contractor Made ***” Purchase
Year	% PCTs
***	***
***	***
***	***

***:

***

***.

***.

***.

Contractor Product Purchases to Date

***.

Contractor Product Purchases by Company to Date
Year	IP Gateways	PCTs
***	***	***
***	***	***
Total	***	***

Contractor Product Pricing

***.

Thermostat Units Purchased	Price per Unit
	ZB SuperStat Pro	ZB NextGen PCT
***	***	***
***	***	***

Gateway Units Purchased	Price per Unit
Digi ConnectPort X2
***	***
***	***

III.  INSTALLATION FORECAST

***:

*** -*** Forecasted Installations Total
Year	Customer Installations	Gateways	Thermostats	Add-A-Wire	Routers/Switches
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
Total	***	***	***	***	***

*** - *** Forecasted Residential Installations
Year	Customer Installations	Gateways	Thermostats	Add-A-Wire	Routers/Switches
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
Total	***	***	***	***	***

*** - *** Forecasted Commercial Installations
Year	Customer Installations	Gateways	Thermostats	Add-A-Wire	Routers/Switches
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
Total	***	***	***	***	***

Company *** are contingent upon the following:

***.

***.

 “***.”

Wind Down Fees

***.

Wind Down Fee*
Year	Schedule
***	***
***	***
***	***

***.

Monthly Forecasted Installation Services for ***

***.

*** Forecasted Residential Installation Services
Month	Customer Installations	Gateways	Thermostats	Add-A-Wire	Routers/Switches
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
Total	***	***	***	***	***

*** Forecasted Commercial Installation Services
Month	Customer Installations	Gateways	Thermostats	Add-A-Wire	Routers/Switches
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
Total	***	***	***	***	***

***.

IV.  SERVICE LEVEL AGREEMENT

***.

Key Performance Metrics

1)	***.

2)	***.

3)	***.

Service Level Performance Tables for *** through ***

Key Performance Metrics	Performance Levels ***
*** ***	***	***	***	***
*** ***	***	***	***	***
*** ***	***	***	***	***
*** ***	***	***	***	***

Performance Levels ***
Key Performance Metrics	***	***	***	***
*** ***	***	***	***	***
*** ***	***	***	***	***
*** ***	***	***	***	***

Performance Levels ***
Key Performance Metrics	***	***	***	***
*** ***	***	***	***	***
*** ***	***	***	***	***
*** ***	***	***	***	***

***.

Service Level Performance and Rate Schedule Tiers

***.

***.

***.

***:

▪	***

▪	***

▪	***

▪	***

▪	***

▪	***

▪	***

***.

V.  RATE SCHEDULE

***:

Installation Services	Rate Schedule (per customer)
*** ***: – *** – *** – *** – ***	*** *** *** ***
*** – *** – *** – ***	*** *** ***
*** *** ***	*** *** ***

***:

Installation Services	Rate Schedule (per customer)
*** ***: – *** – *** – *** – ***	*** *** *** ***
*** – *** – *** – ***	*** *** ***
*** *** ***	*** *** ***

***:

Installation Services	Rate Schedule (per customer)
*** ***: – *** – *** – *** – ***	*** *** *** ***
*** – *** – *** – ***	*** *** ***
*** *** ***	*** *** ***
---------------------------------------------------------

***.

***.

***

***.

**.

***.

***.

***.

***:

▪	***

▪	***

Fixed Installation Fees

***:

Fixed Installation Fees
Month	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
***	***	***
Total	***	***

▪	***.

▪	***.

▪	**.

VII.  EXCLUSIVITY

***.